UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2024

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MNTN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Management of Everest Consolidator Acquisition Corp. (the “Company”) identified an omission in Note 1 to the Company’s unaudited condensed financial statements as of and for the quarterly period ended September 30, 2023 included in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2023 (the “Original Filing”). The Original Filing omitted certain information relating to the Company’s disbursement of funds withdrawn from the Company’s Trust Account, which were restricted for payment of tax liabilities under the Company’s certificate incorporation and the terms of the Company’s Trust Agreement, between October 1, 2023 and November 6, 2023 for general corporate purposes.

On February 8, 2024, the Company’s audit committee concluded, after discussion with the Company’s management and its advisors, that the Company’s unaudited financial statements as of and for the quarterly period ended September 30, 2023 included in the Original Filing should no longer be relied upon due to the omission described above and should be restated. As such, the Company intends to file with the SEC on the date hereof Amendment No. 1 to Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2023 (the “Form 10-Q/A”). The omission and resulting restatement had no impact on the Company’s cash position or the balance held in its Trust Account as of September 30, 2023. The restatement also had no impact on the Company’s historical financial statements (other than the addition of certain information in Note 1 (Description of Organization and Business Operations) to the financial statements included in the Original Filing).

The Company’s management has concluded that, in light of the omission and resulting restatement described above, an additional material weakness exists in the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures were not effective as of September 30, 2023. The Company’s remediation plan with respect to such material weakness is described in the Form 10-Q/A.

The Company’s management and audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with its independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: February 14, 2024	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer